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                                                                    EXHIBIT 23.4


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 23, 2006 with respect to the consolidated financial statements of JMG Exploration, Inc. in Amendment No. 1 to the Registration Statement (Form F-3 No. 333-128711) and related prospectus of JED Oil Inc. for the registration of 5,766,904 shares of its common stock.



Calgary, Alberta                                           Chartered Accountants
o, 2006